Exhibit 99.2

SUPPLEMENTAL INDENTURE

Dated as of March 1, 2007

To

Indenture of Mortgage and Deed of Trust

Dated as of May 1, 1921

___________

THE CONNECTICUT LIGHT AND POWER COMPANY

TO

DEUTSCHE BANK TRUST COMPANY AMERICAS

(f/k/a BANKERS TRUST COMPANY),

Trustee

___________

5.375% First and Refunding Mortgage Bonds, 2007 Series A, due March 1, 2017

5.75% First and Refunding Mortgage Bonds, 2007 Series B, due March 1, 2037

SUPPLEMENTAL INDENTURE, dated as of the first day of March, 2007 between THE CONNECTICUT LIGHT AND POWER COMPANY, a corporation organized and existing under the laws of the State of Connecticut (hereinafter called “Company”), and DEUTSCHE BANK TRUST COMPANY AMERICAS (f/k/a BANKERS TRUST COMPANY), a corporation organized and existing under the laws of the State of New York (hereinafter called “Trustee”).

WHEREAS, the Company heretofore duly executed, acknowledged and delivered to the Trustee a certain Indenture of Mortgage and Deed of Trust dated as of May 1, 1921, and seventy-four Supplemental Indentures thereto dated respectively as of May 1, 1921, February 1, 1924, July 1, 1926, June 20, 1928, June 1, 1932, July 1, 1932, July 1, 1935, September 1, 1936, October 20, 1936, December 1, 1936, December 1, 1938, August 31, 1944, September 1, 1944, May 1, 1945, October 1, 1945, November 1, 1949, December 1, 1952, December 1, 1955, January 1, 1958, February 1, 1960, April 1, 1961, September 1, 1963, April 1, 1967, May 1, 1967, January 1, 1968, October 1, 1968, December 1, 1969, January 1, 1970, October 1, 1970, December 1, 1971, August 1, 1972, April 1, 1973, March 1, 1974, February 1, 1975, September 1, 1975, May 1, 1977, March 1, 1978, September 1, 1980, October 1, 1981, June 30, 1982, October 1, 1982, July 1, 1983, January 1, 1984, October 1, 1985, September 1, 1986, April 1, 1987, October 1, 1987, November 1, 1987, April 1, 1988, November 1, 1988, June 1, 1989, September 1, 1989, December 1, 1989, April 1, 1992, July 1, 1992, October 1, 1992, July 1, 1993, July 1, 1993, December 1, 1993, February 1, 1994, February 1, 1994, June 1, 1994, October 1, 1994, June 1, 1996, January 1, 1997, May 1, 1997, June 1, 1997, June 1, 1997, May 1, 1998, May 1, 1998, September 1, 2004, September 1, 2004, April 1, 2005 and June 1, 2006  (said Indenture of Mortgage and Deed of Trust (i) as heretofore amended, being hereinafter generally called the “Mortgage Indenture,” and (ii) together with said Supplemental Indentures thereto, being hereinafter generally called the “Mortgage”), all of which have been duly recorded as required by law, for the purpose of securing its First and Refunding Mortgage Bonds (of which $931,845,000 aggregate principal amount are outstanding at the date of this Supplemental Indenture) in an unlimited amount, issued and to be issued for the purposes and in the manner therein provided, of which Mortgage this Supplemental Indenture is intended to be made a part, as fully as if therein recited at length;

WHEREAS, the Company by appropriate and sufficient corporate action in conformity with the provisions of the Mortgage has duly determined to create a further series of bonds under the Mortgage to be designated “5.375% First and Refunding Mortgage Bonds, 2007 Series A, due March 1, 2017” (hereinafter generally referred to as the “bonds of 2007 Series A”), to consist of fully registered bonds containing terms and provisions duly fixed and determined by the Board of Directors of the Company and expressed in this Supplemental Indenture, such fully registered bonds and the Trustee’s certificate of its authentication thereof to be substantially in the forms thereof respectively set forth in Schedule A-1 appended hereto and made a part hereof; and

WHEREAS, the execution and delivery of this Supplemental Indenture and the issue of not in excess of One Hundred and Fifty Million Dollars ($150,000,000) in aggregate principal amount of bonds of 2007 Series A and other necessary actions have been duly authorized by the Board of Directors of the Company; and

WHEREAS, the Company by appropriate and sufficient corporate action in conformity with the provisions of the Mortgage has duly determined to create a further series of bonds under the Mortgage to be designated “5.75% First and Refunding Mortgage Bonds, 2007 Series B, due March 1, 2037” (hereinafter generally referred to as the “bonds of 2007 Series B”), to consist of fully registered bonds containing terms and provisions duly fixed and determined by the Board of Directors of the Company and expressed in this Supplemental Indenture, such fully registered bonds and the Trustee’s certificate of its authentication thereof to be substantially in the forms thereof respectively set forth in Schedule A-2 appended hereto and made a part hereof; and

WHEREAS, the execution and delivery of this Supplemental Indenture and the issue of not in excess of One Hundred and Fifty Million Dollars ($150,000,000) in aggregate principal amount of bonds of 2007 Series B and other necessary actions have been duly authorized by the Board of Directors of the Company; and

WHEREAS, the Company proposes to execute and deliver this Supplemental Indenture to provide for the issue of the bonds of 2007 Series A and the bonds of 2007 Series B and to confirm the lien of the Mortgage on the property referred to below, all as permitted by Sections 401 and 1301 of the Mortgage Indenture; and

WHEREAS, the Company has purchased, constructed or otherwise acquired certain additional property not specifically described in the Mortgage but which is and is intended to be subject to the lien thereof, and proposes specifically to subject such additional property to the lien of the Indenture at this time; and

WHEREAS, the Company proposes to execute and deliver this Supplemental Indenture to provide for the issue of the bonds of 2007 Series A and the bonds of 2007 Series B, to subject such additional property to the lien of the Mortgage and to confirm the lien of the Mortgage on the Property referred to below, all as permitted by Sections 401 and 1301 of the Mortgage Indenture; and

WHEREAS, all acts and things necessary to constitute this Supplemental Indenture a valid, binding and legal instrument and to make the bonds of 2007 Series A and the bonds of 2007 Series B, when executed by the Company and authenticated by the Trustee, valid, binding and legal obligations of the Company have been authorized and performed;

NOW, THEREFORE, THIS SUPPLEMENTAL INDENTURE OF MORTGAGE AND DEED OF TRUST WITNESSETH:

That in order to secure the payment of the principal of and interest on all bonds issued and to be issued under the Mortgage, according to their tenor and effect, and according to the terms of the Mortgage and this Supplemental Indenture, and to secure the performance of the covenants and obligations in said bonds and in the Mortgage and this Supplemental Indenture respectively contained, and for the better assuring and confirming unto the Trustee, its successor or successors and its or their assigns, upon the trusts and for the purposes expressed in the Mortgage and this Supplemental Indenture, all and singular the hereditaments, premises, estates and property of the Company thereby conveyed or assigned or intended so to be, or which the Company may thereafter have become bound to convey or assign to the Trustee, as security for said bonds (except such hereditaments, premises, estates and property as shall have been disposed of or released or withdrawn from the lien of the Mortgage and this Supplemental Indenture, in accordance with the provisions thereof and subject to alterations, modifications and changes in said hereditaments, premises, estates and property as permitted under the provisions thereof), the Company, for and in consideration of the premises and the sum of One Dollar ($1.00) to it in hand paid by the Trustee, the receipt whereof is hereby acknowledged, and of other valuable considerations, has granted, bargained, sold, assigned, mortgaged, pledged, transferred, set over, aliened, enfeoffed, released, conveyed and confirmed, and by these presents does grant, bargain, sell, assign, mortgage, pledge, transfer, set over, alien, enfeoff, release, convey and confirm unto said Deutsche Bank Trust Company Americas (f/k/a Bankers Trust Company), as Trustee, and its successor or successors in the trusts created by the Mortgage and this Supplemental Indenture, and its and their assigns, all of said hereditaments, premises, estates and property (except and subject as aforesaid), as fully as though described at length herein, including, without limitation of the foregoing, the property, rights and privileges of the Company described or referred to in Schedule B hereto.

Together with all plants, buildings, structures, improvements and machinery located upon said real estate or any portion thereof, and all rights, privileges and easements of every kind and nature appurtenant thereto, and all and singular the tenements, hereditaments and appurtenances belonging to the real estate or any part thereof described or referred to in Schedule B or intended so to be, or in any wise appertaining thereto, and the reversions, remainders, rents, issues and profits thereof, and also all the estate, right, title, interest, property, possession, claim and demand whatsoever, as well in law as in equity, of the Company, of, in and to the same and any and every part thereof, with the appurtenances; except and subject as aforesaid.

TO HAVE AND TO HOLD all and singular the property, rights and privileges hereby granted or mentioned or intended so to be, together with all and singular the reversions, remainders, rents, revenues, income, issues and profits, privileges and appurtenances, now or hereafter belonging or in any way appertaining thereto, unto the Trustee and its successor or successors in the trust created by the Mortgage and this Supplemental Indenture, and its and their assigns, forever, and with like effect as if the above described property, rights and privileges had been specifically described at length in the Mortgage and this Supplemental Indenture.

Subject, however, to permitted liens, as defined in the Mortgage Indenture.

IN TRUST, NEVERTHELESS, upon the terms and trusts of the Mortgage and this Supplemental Indenture for those who shall hold the bonds and coupons issued and to be issued thereunder, or any of them, without preference, priority or distinction as to lien of any of said bonds and coupons over any others thereof by reason of priority in the time of the issue or negotiation thereof, or otherwise howsoever, subject, however, to the provisions in reference to extended, transferred or pledged coupons and claims for interest set forth in the Mortgage and this Supplemental Indenture (and subject to any sinking fund that may heretofore have been or hereafter be created for the benefit of any particular series).

And it is hereby covenanted that all such bonds of 2007 Series A and bonds of 2007 Series B are to be issued, authenticated and delivered, and that the mortgaged premises are to be held by the Trustee, upon and subject to the trusts, covenants, provisions and conditions and for the uses and purposes set forth in the Mortgage and this Supplemental Indenture and upon and subject to the further covenants, provisions and conditions and for the uses and purposes hereinafter set forth, as follows, to wit:

ARTICLE 1.

FORM AND PROVISIONS OF BONDS OF 2007 SERIES A

SECTION 1.01.

Designation; Amount.  The bonds of 2007 Series A shall be designated “5.375% First and Refunding Mortgage Bonds, 2007 Series A, due March 1, 2017” and shall initially be authenticated in the aggregate principal amount of One Hundred and Fifty Million Dollars ($150,000,000).  The initial issue of the bonds of 2007 Series A may be effected upon compliance with the applicable provisions of the Mortgage Indenture. Additional bonds of 2007 Series A, without limitation as to amount, having the same terms and conditions as the bonds of 2007 Series A (except for the date of original issuance, the initial interest payment date and the offering price) may also be issued by the Company without the consent of the holders of the bonds of 2007 Series A, pursuant to a separate supplemental indenture related thereto. Such additional bonds of 2007 Series A shall be part of the same series as the bonds of 2007 Series A.

SECTION 1.02.

Form of Bonds of 2007 Series A.  The bonds of 2007 Series A shall be issued only in fully registered form without coupons in denominations of One Thousand Dollars ($1,000) and multiples thereof.

The bonds of 2007 Series A and the certificate of the Trustee upon said bonds shall be substantially in the forms thereof respectively set forth in Schedule A-1 appended hereto.

SECTION 1.03.

Provisions of Bonds of 2007 Series A; Interest Accrual.  The bonds of 2007 Series A shall mature on March 1, 2017, and shall bear interest, including on overdue interest, payable semiannually on the first day of March and September of each year, commencing September 1, 2007 at the rate specified in their title, until the Company’s obligation in respect of the principal thereof shall be discharged; and shall be payable both as to principal and interest at the office or agency of the Company in the Borough of Manhattan, New York, New York, in any coin or currency of the United States of America which at the time of payment is legal tender for the payment of public and private debts.  The interest on the bonds of 2007 Series A, whether in temporary or definitive form, shall be payable without presentation of such bonds; and only to or upon the written order of the registered holders thereof of record at the applicable record date (as hereinafter defined).  The bonds of 2007 Series A shall be callable for redemption in whole or in part according to the terms and provisions herein in Article 3.

Each bond of 2007 Series A authenticated in accordance with the terms of this Supplemental Indenture shall be dated as of March 27, 2007 and shall bear interest on the principal amount thereof from the interest payment date next preceding the date of authentication thereof by the Trustee to which interest has been paid on the bonds of 2007 Series A, or if the date of authentication thereof is prior to September 1, 2007, then from March 27, 2007, or if the date of authentication thereof be an interest payment date to which interest is being paid or a date between the record date for any such interest payment date and such interest payment date, then from such interest payment date.  Interest on the bonds of 2007 Series A shall be computed on the basis of a 360-day year consisting of twelve 30-day months, and with respect to any period less than a full month, on the basis of the actual number of days elapsed in such period.

The person in whose name any bond of 2007 Series A is registered at the close of business on any record date with respect to any interest payment date shall be entitled to receive the interest payable on such interest payment date notwithstanding the cancellation of such bond upon any registration of transfer or exchange thereof subsequent to the record date and prior to such interest payment date, except that if and to the extent the Company shall default in the payment of the interest due on such interest payment date, then such defaulted interest shall be paid to the person in whose name such bond is registered on a subsequent record date for the payment of defaulted interest if one shall have been established as hereinafter provided and otherwise on the date of payment of such defaulted interest.  A subsequent record date may be established by the Company by notice mailed to the owners of bonds of 2007 Series A not less than ten (10) days preceding such record date, which record date shall not be more than thirty (30) days prior to the subsequent interest payment date. The term “record date” as used in this Section with respect to any regular interest payment (i.e., March 1 or September 1) shall mean the February 15 or August 15, as the case may be, next preceding such interest payment date, or if such February 15 or August 15 shall be a legal holiday or a day on which banking institutions in the Borough of Manhattan, New York, New York are authorized by law to close, the next preceding day which shall not be a legal holiday or a day on which such institutions are so authorized to close.

SECTION 1.04.

Transfer and Exchange of Bonds of 2007 Series A.  The bonds of 2007 Series A may be surrendered for registration of transfer as provided in Section 305 of the Mortgage Indenture at the office or agency of the Company in the Borough of Manhattan, New York, New York, and may be surrendered at said office for exchange for a like aggregate principal amount of bonds of 2007 Series A of other authorized denominations.  Notwithstanding the provisions of Section 305 of the Mortgage Indenture, no charge, except for taxes or other governmental charges, shall be made by the Company for any registration of transfer of bonds of 2007 Series A or for the exchange of any bonds of 2007 Series A for bonds of other authorized denominations.

SECTION 1.05.

Consent to Amendment and Restatement of Mortgage Indenture.  Each holder of a bond of 2007 Series A, solely by virtue of its acquisition thereof, including as an owner of a book-entry interest therein, shall have and be deemed to have consented, without the need for any further action or consent by such holder, to the amendment and restatement of the Mortgage Indenture in the form set forth in Schedule C to the Supplemental Indenture dated as of April 1, 2005.

ARTICLE 2.

FORM AND PROVISIONS OF BONDS OF 2007 SERIES B

SECTION 2.01.

Designation; Amount.  The bonds of 2007 Series B shall be designated “5.75% First and Refunding Mortgage Bonds, 2007 Series B, due March 1, 2037” and, shall initially be authenticated in the aggregate principal amount of One Hundred and Fifty Million Dollars ($150,000,000).  The initial issue of the bonds of 2007 Series B may be effected upon compliance with the applicable provisions of the Mortgage Indenture. Additional bonds of 2007 Series B, without limitation as to amount, having the same terms and conditions as the bonds of 2007 Series B (except for the date of original issuance, the initial interest payment date and the offering price) may also be issued by the Company without the consent of the holders of the bonds of 2007 Series B, pursuant to a separate supplemental indenture related thereto. Such additional bonds of 2007 Series B shall be part of the same series as the bonds of 2007 Series B.

SECTION 2.02.

Form of Bonds of 2007 Series B.  The bonds of 2007 Series B shall be issued only in fully registered form without coupons in denominations of One Thousand Dollars ($1,000) and multiples thereof.

The bonds of 2007 Series B and the certificate of the Trustee upon said bonds shall be substantially in the forms thereof respectively set forth in Schedule A-2 appended hereto.

SECTION 2.03.

Provisions of Bonds of 2007 Series B; Interest Accrual.  The bonds of 2007 Series B shall mature on March 1, 2037, and shall bear interest, including on overdue interest, payable semiannually on the first day of March and September of each year, commencing September 1, 2007 at the rate specified in their title, until the Company’s obligation in respect of the principal thereof shall be discharged; and shall be payable both as to principal and interest at the office or agency of the Company in the Borough of Manhattan, New York, New York, in any coin or currency of the United States of America which at the time of payment is legal tender for the payment of public and private debts.  The interest on the bonds of 2007 Series B, whether in temporary or definitive form, shall be payable without presentation of such bonds; and only to or upon the written order of the registered holders thereof of record at the applicable record date (as hereinafter defined).  The bonds of 2007 Series B shall be callable for redemption in whole or in part according to the terms and provisions herein in Article 3.

Each bond of 2007 Series B authenticated in accordance with the terms of this Supplemental Indenture shall be dated as of March 27, 2007 and shall bear interest on the principal amount thereof from the interest payment date next preceding the date of authentication thereof by the Trustee to which interest has been paid on the bonds of 2007 Series B, or if the date of authentication thereof is prior to September 1, 2007, then from March 27, 2007, or if the date of authentication thereof be an interest payment date to which interest is being paid or a date between the record date for any such interest payment date and such interest payment date, then from such interest payment date.  Interest on the bonds of 2007 Series B shall be computed on the basis of a 360-day year consisting of twelve 30-day months, and with respect to any period less than a full month, on the basis of the actual number of days elapsed in such period.

The person in whose name any bond of 2007 Series B is registered at the close of business on any record date with respect to any interest payment date shall be entitled to receive the interest payable on such interest payment date notwithstanding the cancellation of such bond upon any registration of transfer or exchange thereof subsequent to the record date and prior to such interest payment date, except that if and to the extent the Company shall default in the payment of the interest due on such interest payment date, then such defaulted interest shall be paid to the person in whose name such bond is registered on a subsequent record date for the payment of defaulted interest if one shall have been established as hereinafter provided and otherwise on the date of payment of such defaulted interest.  A subsequent record date may be established by the Company by notice mailed to the owners of bonds of 2007 Series B not less than ten (10) days preceding such record date, which record date shall not be more than thirty (30) days prior to the subsequent interest payment date. The term “record date” as used in this Section with respect to any regular interest payment (i.e., March 1 or September 1) shall mean the February 15 or August 15, as the case may be, next preceding such interest payment date, or if such February 15 or August 15 shall be a legal holiday or a day on which banking institutions in the Borough of Manhattan, New York, New York are authorized by law to close, the next preceding day which shall not be a legal holiday or a day on which such institutions are so authorized to close.

SECTION 2.04.

Transfer and Exchange of Bonds of 2007 Series B.  The bonds of 2007 Series B may be surrendered for registration of transfer as provided in Section 305 of the Mortgage Indenture at the office or agency of the Company in the Borough of Manhattan, New York, New York, and may be surrendered at said office for exchange for a like aggregate principal amount of bonds of 2007 Series B of other authorized denominations.  Notwithstanding the provisions of Section 305 of the Mortgage Indenture, no charge, except for taxes or other governmental charges, shall be made by the Company for any registration of transfer of bonds of 2007 Series B or for the exchange of any bonds of 2007 Series B for bonds of other authorized denominations.

SECTION 2.05.

Consent to Amendment and Restatement of Mortgage Indenture.  Each holder of a bond of 2007 Series B, solely by virtue of its acquisition thereof, including as an owner of a book-entry interest therein, shall have and be deemed to have consented, without the need for any further action or consent by such holder, to the amendment and restatement of the Mortgage Indenture in the form set forth in Schedule C to the Supplemental Indenture dated as of April 1, 2005.

ARTICLE 3.

REDEMPTION OF BONDS OF 2007 SERIES A AND BONDS OF 2007 SERIES B

SECTION 3.01

Redemption of Bonds of 2007 Series A.  The bonds of 2007 Series A are subject to redemption prior to maturity, as a whole at any time or in part from time to time, in accordance with the provisions of the Mortgage, upon not less than thirty (30) days and not more than sixty (60) days prior notice (which notice may be made subject to the deposit of redemption moneys with the Trustee before the date fixed for redemption) given by mail as provided in the Mortgage, at the option of the Company, at a redemption price equal to the greater of (i) 100% of the principal amount of the bonds of 2007 Series A being redeemed or (ii) the sum of the present values of the remaining scheduled payments of principal and interest thereon (excluding the portion of any such interest accrued to the redemption date), discounted to the date of redemption on a semiannual basis (assuming a 360-day year consisting of twelve 30-day  months) at the Treasury Rate (as defined in Section 3.03), plus 15 basis points, plus, in each case, accrued and unpaid interest on the principal amount of the bonds of 2007 Series A being redeemed to the date of redemption (the “Redemption Date”).

So long as the bonds of 2007 Series A are registered in the name of The Depository Trust Company, as depositary (“DTC”), its nominee or a successor depositary, if the Company elects to redeem less than all of the bonds of 2007 Series A, DTC’s practice is to determine by lot the amount of the interest of each direct participant, in the bonds of 2007 Series A to be redeemed.  At all other times, the Trustee shall draw by lot, in such manner as it deems appropriate, the particular bonds of 2007 Series A, or portions of them, to be redeemed.

Notice of redemption shall be given by mail to the holders of bonds of 2007 Series A, which, as long as the bonds of 2007 Series A are held in the book-entry only system, will be DTC, its nominee or a successor depositary.  On and after the Redemption Date (unless the Company defaults in the payment of the redemption price and interest accrued thereon to such date), interest on the bonds of 2007 Series A, or the portions of them so called for redemption, shall cease to accrue.

The bonds of 2007 Series A are not otherwise subject to redemption.

SECTION 3.02.

Redemption of Bonds of 2007 Series B.  The bonds of 2007 Series B are subject to redemption prior to maturity, as a whole at any time or in part from time to time, in accordance with the provisions of the Mortgage, upon not less than thirty (30) days and not more than sixty (60) days prior notice (which notice may be made subject to the deposit of redemption moneys with the Trustee before the date fixed for redemption) given by mail as provided in the Mortgage, at the option of the Company, at a redemption price equal to the greater of (i) 100% of the principal amount of the bonds of 2007 Series B being redeemed or (ii) the sum of the present values of the remaining scheduled payments of principal and interest thereon (excluding the portion of any such interest accrued to the redemption date),  discounted to the date of redemption on a semiannual basis (assuming a 360-day year consisting of twelve 30-day  months) at the Treasury Rate, plus 20 basis points, plus, in each case, accrued and unpaid interest on the principal amount of the bonds of 2007 Series B being redeemed to the Redemption Date.

So long as the bonds of 2007 Series B are registered in the name of DTC, its nominee or a successor depositary, if the Company elects to redeem less than all of the bonds of 2007 Series B, DTC’s practice is to determine by lot the amount of the interest of each direct participant, in the bonds of 2007 Series B to be redeemed.  At all other times, the Trustee shall draw by lot, in such manner as it deems appropriate, the particular bonds of 2007 Series B, or portions of them, to be redeemed.

Notice of redemption shall be given by mail to the holders of bonds of 2007 Series B, which, as long as the bonds of 2007 Series B are held in the book-entry only system, will be DTC, its nominee or a successor depositary.  On and after the Redemption Date (unless the Company defaults in the payment of the redemption price and interest accrued thereon to such date), interest on the bonds of 2007 Series B, or the portions of them so called for redemption, shall cease to accrue.

The bonds of 2007 Series B are not otherwise subject to redemption.

SECTION 3.03.

Definitions Applicable to Redemption Provisions.  As used in this Article 3:

“Comparable Treasury Issue” means the United States Treasury security selected by an Independent Investment Banker as having an actual maturity comparable to the remaining term of the bonds of 2007 Series A or the bonds of 2007 Series B being redeemed that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of such bonds.

“Comparable Treasury Price” means with respect to any Redemption Date (i) the average of the Reference Treasury Dealer Quotations for such Redemption Date, after excluding the highest and lowest Reference Treasury Dealer Quotations, or (ii) if the Company obtains fewer than four such Reference Treasury Dealer Quotations, the average of all such quotations.

“Independent Investment Banker” means an independent investment banking institution of national standing appointed by the Company.

“Reference Treasury Dealer” means any four primary U.S. Government securities dealers in The City of New York selected by the Company.

“Reference Treasury Dealer Quotations” means, with respect to each Reference Treasury Dealer and any Redemption Date, the average, as determined by the Company, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Company by such Reference Treasury Dealer at 3:30 p.m., New York time, on the third business day preceding such Redemption Date.

“Treasury Rate” means, with respect to any Redemption Date, the rate per annum equal to the semiannual equivalent yield to maturity (on a day count basis) of the Comparable Treasury Issue, assuming a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for such Redemption Date.  The Treasury Rate will be calculated on the third business day preceding the date fixed for redemption.

ARTICLE 4.

MISCELLANEOUS

SECTION 4.01.

Benefits of Supplemental Indenture and Bonds of 2007 Series A and Bonds of 2007 Series B.  Nothing in this Supplemental Indenture, or in the bonds of 2007 Series A or the bonds of 2007 Series B, expressed or implied, is intended to or shall be construed to give to any person or corporation other than the Company, the Trustee and the holders of the bonds and interest obligations secured by the Mortgage and this Supplemental Indenture, any legal or equitable right, remedy or claim under or in respect of this Supplemental Indenture or of any covenant, condition or provision herein contained.  All the covenants, conditions and provisions hereof are and shall be for the sole and exclusive benefit of the Company, the Trustee and the holders of the bonds and interest obligations secured by the Mortgage and this Supplemental Indenture.

SECTION 4.02.

Effect of Table of Contents and Headings.  The table of contents and the description headings of the several Articles and Sections of this Supplemental Indenture are inserted for convenience of reference only and are not to be taken to be any part of this Supplemental Indenture or to control or affect the meaning, construction or effect of the same.

SECTION 4.03.

Counterparts.  For the purpose of facilitating the recording hereof, this Supplemental Indenture may be executed in any number of counterparts, each of which shall be and shall be taken to be an original and all collectively but one instrument.

IN WITNESS WHEREOF, The Connecticut Light and Power Company has caused these presents to be executed by its Vice President and Treasurer and its corporate seal to be hereunto affixed, duly attested by its Assistant Secretary, and Deutsche Bank Trust Company Americas has caused these presents to be executed and its corporate seal to be hereunto affixed by Deutsche Bank National Trust Company, its authorized signatory, by two of its Assistant Vice Presidents, duly attested by a Vice President, as of the day and year first above written.

[Remainder of page intentionally left blank; signature pages follow]

Attest: /s/ O. Kay Comendul Name: O. Kay Comendul Title: Assistant Secretary	THE CONNECTICUT LIGHT AND POWER COMPANY By:/s/ Randy A. Shoop Name: Randy A. Shoop Title: Vice President and Treasurer
(SEAL)	Signed, sealed and delivered in the presence of: /s/ Leonard Rodriguez /s/ Lisa Barlow

STATE OF CONNECTICUT	)
	)	ss.: Berlin
COUNTY OF HARTFORD	)

On this 19th day of March, 2007 before me, Lisa Barlow, the undersigned officer, personally appeared Randy A. Shoop and O. Kay Comendul, who  acknowledged themselves to be Vice President and Treasurer and Assistant Secretary, respectively, of THE CONNECTICUT LIGHT AND POWER COMPANY, a corporation, and that they, as such Vice President and Treasurer and Assistant Secretary, being authorized so to do, executed the foregoing instrument for the purpose therein contained, by signing the name of the corporation by themselves as Vice President and Treasurer and  Assistant Secretary, and as their free act and deed.

IN WITNESS WHEREOF, I hereunto set my hand and official seal.

(SEAL)	/s/ Lisa Barlow Notary Public My commission expires 03/31/2011

Attest: /s/ David Contino Name: David Contino Title: Attorney in Fact

DEUTSCHE BANK TRUST COMPANY
AMERICAS f/k/a BANKERS TRUST
COMPANY, TRUSTEE

By: DEUTSCHE BANK NATIONAL

TRUST COMPANY, Authorized Signatory

By:  /s/ Irina Golovashchuk

        Name: Irina Golovashchuk

        Title:  Assistant Vice President

By:  /s/ Yana Kalachikova

        Name: Yana Kalachikova

        Title:   Assistant Vice President

(SEAL)	Signed, sealed and delivered in the presence of: /s/ Chris Niesz Chris Niesz /s/ Jeffrey Schoenfeld Jeffrey Schoenfeld

STATE OF NEW JERSEY	)
	)	ss.: New Jersey
COUNTY OF UNION	)

On this 1st day of March, 2007 before me, Tracy Mantone, the undersigned officer, personally appeared Irina Golovashchuk  and Yana Kalachikova acknowledged themselves to be Assistant Vice President and Assistant Vice President, respectively, of DEUTSCHE BANK NATIONAL TRUST COMPANY, as authorized signatory for DEUTSCHE BANK TRUST COMPANY AMERICAS f/k/a BANKERS TRUST COMPANY, a corporation, and that they, as such Assistant Vice President and such Assistant Vice President, being authorized so to do, executed the foregoing instrument for the purposes therein contained, by signing the name of the corporation by themselves as Assistant Vice President and Assistant Vice President, and as their free act and deed.

IN WITNESS WHEREOF, I hereunto set my hand and official seal.

(SEAL)	/s/ Tracy Mantone Notary Public My commission expires 01/2/2012

SCHEDULE A-1

[FORM OF BOND OF 2007 SERIES A]

No. 1	$150,000,000

THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE MORTGAGE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE OF A DEPOSITARY.  THIS SECURITY IS EXCHANGEABLE FOR SECURITIES REGISTERED IN THE NAME OF A PERSON OTHER THAN THE DEPOSITARY OR ITS NOMINEE ONLY IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE MORTGAGE AND HEREIN, AND NO TRANSFER OF THIS SECURITY (OTHER THAN A TRANSFER OF THIS SECURITY AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY) MAY BE REGISTERED EXCEPT IN LIMITED CIRCUMSTANCES.

Unless this Global Security is presented by an authorized representative of The Depository Trust Company, a New York corporation (“DTC”), to The Connecticut Light and Power Company or its agent for registration of transfer, exchange, or payment, and any certificate issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

THE CONNECTICUT LIGHT AND POWER COMPANY

Incorporated under the Laws of the State of Connecticut

5.375%  FIRST AND REFUNDING MORTGAGE  BOND, 2007 SERIES A,

DUE MARCH 1, 2017

PRINCIPAL DUE MARCH 1, 2017

FOR VALUE RECEIVED, THE CONNECTICUT LIGHT AND POWER COMPANY, a corporation organized and existing under the laws of the State of Connecticut (hereinafter called the Company), hereby promises to pay to _______________________, or registered assigns, the principal sum of _____________________ dollars, on the first day of March, 2017 and to pay interest, including overdue interest, on said sum, semiannually on the first days of March and September in each year, commencing September 1, 2007 until the Company’s obligation with respect to said principal sum shall be discharged, at the rate per annum specified in the title of this bond from the interest payment date next preceding the date of authentication hereof to which interest has been paid on the bonds of this series, or if the date of authentication hereof is prior to September 1, 2007,  then from March 27, 2007, or if the date of authentication hereof is an interest payment date to which interest is being paid or a date between the record date for any such interest payment date and such interest payment date, then from such interest payment date.  Both principal and interest shall be payable at the office or agency of the Company in the Borough of Manhattan, New York, New York, in such coin or currency of the United States of America as at the time of payment is legal tender for the payment of public and private debts.

Interest on the bonds of 2007 Series A shall be computed on the basis of a 360-day year consisting of twelve 30-day months, and with respect to any period less than a full month, on the basis of the actual number of days elapsed for such period.

Each installment of interest hereon (other than overdue interest) shall be payable to the person who shall be the registered owner of this bond at the close of business on the record date, which shall be the February 15 or August 15, as the case may be, next preceding the interest payment date, or, if such February 15 or August 15 shall be a legal holiday or a day on which banking institutions in the Borough of Manhattan, New York, New York, are authorized by law to close, the next preceding day which shall not be a legal holiday or a day on which such institutions are so authorized to close.

Reference is hereby made to the further provisions of this bond set forth on the reverse hereof, including without limitation provisions in regard to the call and redemption and the registration of transfer and exchangeability of this bond, and such further provisions shall for all purposes have the same effect as though fully set forth in this place.

This bond shall not become or be valid or obligatory until the certificate of authentication hereon shall have been signed by Deutsche Bank Trust Company Americas (f/k/a Bankers Trust Company and hereinafter with its successors as defined in the Mortgage hereinafter referred to, generally called the Trustee), or by such a successor.

IN WITNESS WHEREOF, The Connecticut Light and Power Company has caused this bond to be executed in its corporate name and on its behalf by its _______________ by his signature or a facsimile thereof, and its corporate seal to be affixed or imprinted hereon and attested by the manual or facsimile signature of its _______________.

Dated as of March   , 2007.

THE CONNECTICUT LIGHT AND POWER COMPANY By: Name: Title:
Attest: Name: Title:

[FORM OF TRUSTEE’S CERTIFICATE]

Deutsche Bank Trust Company Americas hereby certifies that this bond is one of the bonds described in the within mentioned Mortgage.

DEUTSCHE BANK TRUST COMPANY
AMERICAS f/k/a BANKERS TRUST
COMPANY, TRUSTEE

By:   DEUTSCHE BANK NATIONAL

TRUST COMPANY, Authorized Signatory

By:_________________________________

Name:

Title:  Authorized Officer

By: __________________________________

Dated _____________, 20__	Name: Title: Authorized Officer

[FORM OF BOND]

[REVERSE]

THE CONNECTICUT LIGHT AND POWER COMPANY

5.375% FIRST AND REFUNDING MORTGAGE BOND, 2007 SERIES A, DUE MARCH 1, 2017

This bond is one of an issue of bonds of the Company, of an unlimited authorized amount of coupon bonds or registered bonds without coupons, or both, known as its First and Refunding Mortgage Bonds, all issued or to be issued in one or more series, and is one of a series of said bonds limited in principal amount to One Hundred and Fifty Million Dollars ($150,000,000), consisting only of registered bonds without coupons and designated “5.375% First and Refunding Mortgage Bonds, 2007 Series A, due March 1, 2017” all of which bonds are issued or are to be issued under, and equally and ratably secured by, a certain Indenture of Mortgage and Deed and Trust dated as of May 1, 1921, and by seventy-five Supplemental Indentures dated respectively as of May 1, 1921, February 1, 1924, July 1, 1926, June 20, 1928, June 1, 1932, July 1, 1932, July 1, 1935, September 1, 1936, October 20, 1936, December 1, 1936, December 1, 1938, August 31, 1944, September 1, 1944, May 1, 1945, October 1, 1945, November 1, 1949, December 1, 1952, December 1, 1955, January 1, 1958, February 1, 1960, April 1, 1961, September 1, 1963, April 1, 1967, May 1, 1967, January 1, 1968, October 1, 1968, December 1, 1969, January 1, 1970, October 1, 1970, December 1, 1971, August 1, 1972, April 1, 1973, March 1, 1974, February 1, 1975, September 1, 1975, May 1, 1977, March 1, 1978, September 1, 1980, October 1, 1981, June 30, 1982, October 1, 1982, July 1, 1983, January 1, 1984, October 1, 1985, September 1, 1986, April 1, 1987, October 1, 1987, November 1, 1987, April 1, 1988, November 1, 1988, June 1, 1989, September 1, 1989, December 1, 1989, April 1, 1992, July 1, 1992, October 1, 1992, July 1, 1993, July 1, 1993, December 1, 1993, February 1, 1994, February 1, 1994, June 1, 1994, October 1, 1994, June 1, 1996, January 1, 1997, May 1, 1997, June 1, 1997, June 1, 1997, May 1, 1998, May 1, 1998, September 1, 2004, September 1, 2004, April 1, 2005, June 1, 2006 and March 1, 2007 (said Indenture of Mortgage and Deed of Trust and Supplemental Indentures being collectively referred to herein as the “Mortgage”), all executed by the Company to Deutsche Bank Trust Company Americas f/k/a Bankers Trust Company, as Trustee, all as provided in the Mortgage to which reference is made for a statement of the property mortgaged and pledged, the nature and extent of the security, the rights of the holders of the bonds in respect thereof and the terms and conditions upon which the bonds may be issued and are secured; but neither the foregoing reference to the Mortgage nor any provision of this bond or of the Mortgage shall affect or impair the obligation of the Company, which is absolute, unconditional and unalterable, to pay at the maturities herein provided the principal of and interest on this bond as herein provided.  The principal of this bond may be declared or may become due on the conditions, in the manner and at the time set forth in the Mortgage, upon the happening of an event of default as in the Mortgage provided. The Mortgage was amended and restated in its entirety on April 7, 2005 in the form set forth in Schedule C to the Supplemental Indenture dated as of April 1, 2005.

This bond is transferable by the registered holder hereof in person or by attorney upon surrender hereof at the office or agency of the Company in the Borough of Manhattan, New York, New York, together with a written instrument of transfer in approved form, signed by the holder, and a new bond or bonds of this series for a like principal amount in authorized denominations will be issued in exchange, all as provided in the Mortgage.  Prior to due presentment for registration of transfer of this bond the Company and the Trustee may deem and treat the registered owner hereof as the absolute owner hereof, whether or not this bond be overdue, for the purpose of receiving payment and for all other purposes, and neither the Company nor the Trustee shall be affected by any notice to the contrary.

This bond is exchangeable at the option of the registered holder hereof upon surrender hereof, at the office or agency of the Company in the Borough of Manhattan, New York, New York, for an equal principal amount of bonds of this series of other authorized denominations, in the manner and on the terms provided in the Mortgage.

Bonds of this series are to be issued initially under a book-entry only system and, except as hereinafter provided, registered in the name of The Depository Trust Company, New York, New York (“DTC”) or its nominee, which shall be considered to be the holder of all bonds of this series for all purposes of the Mortgage, including, without limitation, payment by the Company of principal of and interest on such bonds of this series and receipt of notices and exercise of rights of holders of such bonds of this series.  There shall be a single bond of this series which shall be immobilized in the custody of DTC with the owners of book-entry interests in bonds of this series (“Book-Entry Interests”) having no right to receive bonds of this series in the form of physical securities or certificates.  Ownership of Book-Entry Interests shall be shown by book-entry on the system maintained and operated by DTC, its participants (the “Participants”) and certain persons acting through the Participants.  Transfers of ownership of Book-Entry Interests are to be made only by DTC and the Participants by that book-entry system, the Company and the Trustee having no responsibility therefor so long as bonds of this series are registered in the name of DTC or its nominee.  DTC is to maintain records of positions of Participants in bonds of this series, and the Participants and persons acting through Participants are to maintain records of the purchasers and owners of Book-Entry Interests.  If DTC or its nominee determines not to continue to act as a depository for the bonds of this series in connection with a book-entry only system, another depository, if available, may act instead and the single bond of this series will be transferred into the name of such other depository or its nominee, in which case the above provisions will continue to apply to the new depository.  If the book-entry only system for bonds of this series is discontinued for any reason, upon surrender and cancellation of the single bond of this series registered in the name of the then depository or its nominee, new registered bonds of this series will be issued in authorized denominations to the holders of Book-Entry Interests in principal amounts coinciding with the amounts of Book-Entry Interests shown on the book-entry system immediately prior to the discontinuance thereof.  Neither the Trustee nor the Company shall be responsible for the accuracy of the interests shown on that system.

The bonds of 2007 Series A are subject to redemption prior to maturity, as a whole at any time or in part from time to time, in accordance with the provisions of the Mortgage, upon not less than thirty (30) days and not more than sixty (60) days prior notice (which notice may be made subject to the deposit of redemption moneys with the Trustee before the date fixed for redemption) given by mail as provided in the Mortgage, at the option of the Company, at a redemption price equal to the greater of (i) 100% of the principal amount of the bonds being redeemed or (ii) the sum of the present values of the remaining scheduled payments of principal and interest thereon (excluding the portion of any such interest accrued to the redemption date), discounted to the date of redemption on a semiannual basis (assuming a 360-day year consisting of twelve 30-day  months) at the Treasury Rate, plus 15 basis points, plus, in each case, accrued and unpaid interest on the principal amount of the bonds being redeemed to the date of redemption (the “Redemption Date”).

“Comparable Treasury Issue” means the United States Treasury security selected by an Independent Investment Banker as having an actual maturity comparable to the remaining term of the bonds being redeemed that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of such bonds.

“Comparable Treasury Price” means with respect to any Redemption Date (i) the average of the Reference Treasury Dealer Quotations for such Redemption Date, after excluding the highest and lowest Reference Treasury Dealer Quotations, or (ii) if the Company obtains fewer than four such Reference Treasury Dealer Quotations, the average of all such quotations.

“Independent Investment Banker” means an independent investment banking institution of national standing appointed by the Company.

“Reference Treasury Dealer” means any four primary U.S. Government securities dealers in The City of New York selected by the Company.

“Reference Treasury Dealer Quotations” means, with respect to each Reference Treasury Dealer and any Redemption Date, the average, as determined by the Company, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Company by such Reference Treasury Dealer at 3:30 p.m., New York time, on the third business day preceding such Redemption Date.

“Treasury Rate” means, with respect to any Redemption Date, the rate per annum equal to the semiannual equivalent yield to maturity (on a day count basis) of the Comparable Treasury Issue, assuming a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for such Redemption Date.  The Treasury Rate will be calculated on the third business day preceding the date fixed for redemption.

So long as the bonds are registered in the name of The Depository Trust Company, as depositary (“DTC”), its nominee or a successor depositary, if the Company elects to redeem less than all of the bonds, DTC’s practice is to determine by lot the amount of the interest of each direct participant, in the bonds of such series to be redeemed.  At all other times, the Trustee shall draw by lot, in such manner as it deems appropriate, the particular bonds, or portions of them, to be redeemed.

Notice of redemption shall be given by mail to the holders of bonds, which, as long as the bonds are held in the book-entry only system, will be DTC, its nominee or a successor depositary.  On and after the date fixed for redemption (unless the Company defaults in the payment of the redemption price and interest accrued thereon to such date), interest on the bonds of such series, or the portions of them so called for redemption, shall cease to accrue.

The Mortgage provides that the Company and the Trustee, with consent of the holders of not less than 66-2/3% in aggregate principal amount of the bonds at the time outstanding which would be affected by the action proposed to be taken, may by supplemental indenture add any provisions to or change or eliminate any of the provisions of the Mortgage or modify the rights of the holders of the bonds and coupons issued thereunder; provided, however, that without the consent of the holder hereof no such supplemental indenture shall affect the terms of payment of the principal of or interest or premium on this bond, or reduce the aforesaid percentage of the bonds the holders of which are required to consent to such a supplemental indenture, or permit the creation by the Company of any mortgage or pledge or lien in the nature thereof ranking prior to or equal with the lien of the Mortgage or deprive the holder hereof of the lien of the Mortgage on any of the property which is subject to the lien thereof.

As set forth in the Supplemental Indenture establishing the terms and series of the bonds of this series, each holder of a bond of 2007 Series A, solely by virtue of its acquisition thereof, including as an owner of a book-entry interest therein, has and has been deemed to have consented, without the need for any further action or consent by such holder, to the amendment and restatement of the Mortgage in the form set forth in Schedule C appended to the Supplemental Indenture dated as of April 1, 2005.

No recourse shall be had for the payment of the principal of or the interest on this bond, or any part thereof, or for any claim based thereon or otherwise in respect thereof, to any incorporator, or any past, present or future stockholder, officer or director of the Company, either directly or indirectly, by virtue of any statute or by enforcement of any assessment or otherwise, and any and all liability of the said incorporators, stockholders, officers or directors of the Company in respect to this bond is hereby expressly waived and released by every holder hereof.

SCHEDULE A-2

[FORM OF BOND OF 2007 SERIES B]

No. 1	$ 150,000,000

THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE MORTGAGE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE OF A DEPOSITARY.  THIS SECURITY IS EXCHANGEABLE FOR SECURITIES REGISTERED IN THE NAME OF A PERSON OTHER THAN THE DEPOSITARY OR ITS NOMINEE ONLY IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE MORTGAGE AND HEREIN, AND NO TRANSFER OF THIS SECURITY (OTHER THAN A TRANSFER OF THIS SECURITY AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY) MAY BE REGISTERED EXCEPT IN LIMITED CIRCUMSTANCES.

Unless this Global Security is presented by an authorized representative of The Depository Trust Company, a New York corporation (“DTC”), to The Connecticut Light and Power Company or its agent for registration of transfer, exchange, or payment, and any certificate issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

THE CONNECTICUT LIGHT AND POWER COMPANY

Incorporated under the Laws of the State of Connecticut

5.75% FIRST AND REFUNDING MORTGAGE BOND, 2007 SERIES B, DUE MARCH 1, 2037

PRINCIPAL DUE MARCH 1, 2037

FOR VALUE RECEIVED, THE CONNECTICUT LIGHT AND POWER COMPANY, a corporation organized and existing under the laws of the State of Connecticut (hereinafter called the Company), hereby promises to pay to _______________________, or registered assigns, the principal sum of _____________________ dollars, on the first day of March, 2037 and to pay interest, including overdue interest, on said sum, semiannually on the first days of March and September in each year, commencing September 1, 2007 until the Company’s obligation with respect to said principal sum shall be discharged, at the rate per annum specified in the title of this bond from the interest payment date next preceding the date of authentication hereof to which interest has been paid on the bonds of this series, or if the date of authentication hereof is prior to September 1, 2007,  then from March 27, 2007, or if the date of authentication hereof is an interest payment date to which interest is being paid or a date between the record date for any such interest payment date and such interest payment date, then from such interest payment date.  Both principal and interest shall be payable at the office or agency of the Company in the Borough of Manhattan, New York, New York, in such coin or currency of the United States of America as at the time of payment is legal tender for the payment of public and private debts.

Interest on the bonds of 2007 Series B shall be computed on the basis of a 360-day year consisting of twelve 30-day months, and with respect to any period less than a full month, on the basis of the actual number of days elapsed for such period.

Each installment of interest hereon (other than overdue interest) shall be payable to the person who shall be the registered owner of this bond at the close of business on the record date, which shall be the February 15 or August 15, as the case may be, next preceding the interest payment date, or, if such February 15 or August 15 shall be a legal holiday or a day on which banking institutions in the Borough of Manhattan, New York, New York, are authorized by law to close, the next preceding day which shall not be a legal holiday or a day on which such institutions are so authorized to close.

Reference is hereby made to the further provisions of this bond set forth on the reverse hereof, including without limitation provisions in regard to the call and redemption and the registration of transfer and exchangeability of this bond, and such further provisions shall for all purposes have the same effect as though fully set forth in this place.

This bond shall not become or be valid or obligatory until the certificate of authentication hereon shall have been signed by Deutsche Bank Trust Company Americas (f/k/a Bankers Trust Company and hereinafter with its successors as defined in the Mortgage hereinafter referred to, generally called the Trustee), or by such a successor.

IN WITNESS WHEREOF, The Connecticut Light and Power Company has caused this bond to be executed in its corporate name and on its behalf by its __________ by his signature or a facsimile thereof, and its corporate seal to be affixed or imprinted hereon and attested by the manual or facsimile signature of its __________.

Dated as of March   , 2007.

THE CONNECTICUT LIGHT AND POWER COMPANY By: Name: Title:
Attest: Name: Title:

[FORM OF TRUSTEE’S CERTIFICATE]

Deutsche Bank Trust Company Americas hereby certifies that this bond is one of the bonds described in the within mentioned Mortgage.

DEUTSCHE BANK TRUST COMPANY
AMERICAS f/k/a BANKERS TRUST
COMPANY, TRUSTEE

By: DEUTSCHE BANK NATIONAL

TRUST COMPANY, Authorized Signatory

By:_________________________________

Name:

Title:  Authorized Officer

Dated _____________, 20__	By:_________________________________ Name: Title: Authorized Officer

[FORM OF BOND]

[REVERSE]

THE CONNECTICUT LIGHT AND POWER COMPANY

5.75% FIRST AND REFUNDING MORTGAGE BOND, 2007 SERIES B, DUE MARCH 1, 2037

This bond is one of an issue of bonds of the Company, of an unlimited authorized amount of coupon bonds or registered bonds without coupons, or both, known as its First and Refunding Mortgage Bonds, all issued or to be issued in one or more series, and is one of a series of said bonds limited in principal amount to One Hundred and Fifty Million Dollars ($150,000,000), consisting only of registered bonds without coupons and designated “5.75% First and Refunding Mortgage Bonds, 2007 Series B, due March 1, 2037” all of which bonds are issued or are to be issued under, and equally and ratably secured by, a certain Indenture of Mortgage and Deed and Trust dated as of May 1, 1921, and by seventy-five Supplemental Indentures dated respectively as of May 1, 1921, February 1, 1924, July 1, 1926, June 20, 1928, June 1, 1932, July 1, 1932, July 1, 1935, September 1, 1936, October 20, 1936, December 1, 1936, December 1, 1938, August 31, 1944, September 1, 1944, May 1, 1945, October 1, 1945, November 1, 1949, December 1, 1952, December 1, 1955, January 1, 1958, February 1, 1960, April 1, 1961, September 1, 1963, April 1, 1967, May 1, 1967, January 1, 1968, October 1, 1968, December 1, 1969, January 1, 1970, October 1, 1970, December 1, 1971, August 1, 1972, April 1, 1973, March 1, 1974, February 1, 1975, September 1, 1975, May 1, 1977, March 1, 1978, September 1, 1980, October 1, 1981, June 30, 1982, October 1, 1982, July 1, 1983, January 1, 1984, October 1, 1985, September 1, 1986, April 1, 1987, October 1, 1987, November 1, 1987, April 1, 1988, November 1, 1988, June 1, 1989, September 1, 1989, December 1, 1989, April 1, 1992, July 1, 1992, October 1, 1992, July 1, 1993, July 1, 1993, December 1, 1993, February 1, 1994, February 1, 1994, June 1, 1994, October 1, 1994, June 1, 1996, January 1, 1997, May 1, 1997, June 1, 1997, June 1, 1997, May 1, 1998, May 1, 1998, September 1, 2004, September 1, 2004, April 1, 2005, June 1, 2006 and March 1, 2007 (said Indenture of Mortgage and Deed of Trust and Supplemental Indentures being collectively referred to herein as the “Mortgage”), all executed by the Company to Deutsche Bank Trust Company Americas f/k/a Bankers Trust Company, as Trustee, all as provided in the Mortgage to which reference is made for a statement of the property mortgaged and pledged, the nature and extent of the security, the rights of the holders of the bonds in respect thereof and the terms and conditions upon which the bonds may be issued and are secured; but neither the foregoing reference to the Mortgage nor any provision of this bond or of the Mortgage shall affect or impair the obligation of the Company, which is absolute, unconditional and unalterable, to pay at the maturities herein provided the principal of and interest on this bond as herein provided.  The principal of this bond may be declared or may become due on the conditions, in the manner and at the time set forth in the Mortgage, upon the happening of an event of default as in the Mortgage provided. The Mortgage was amended and restated in its entirety on April 7, 2005 in the form set forth in Schedule C to the Supplemental Indenture dated as of April 1, 2005.

This bond is transferable by the registered holder hereof in person or by attorney upon surrender hereof at the office or agency of the Company in the Borough of Manhattan, New York, New York, together with a written instrument of transfer in approved form, signed by the holder, and a new bond or bonds of this series for a like principal amount in authorized denominations will be issued in exchange, all as provided in the Mortgage.  Prior to due presentment for registration of transfer of this bond the Company and the Trustee may deem and treat the registered owner hereof as the absolute owner hereof, whether or not this bond be overdue, for the purpose of receiving payment and for all other purposes, and neither the Company nor the Trustee shall be affected by any notice to the contrary.

This bond is exchangeable at the option of the registered holder hereof upon surrender hereof, at the office or agency of the Company in the Borough of Manhattan, New York, New York, for an equal principal amount of bonds of this series of other authorized denominations, in the manner and on the terms provided in the Mortgage.

Bonds of this series are to be issued initially under a book-entry only system and, except as hereinafter provided, registered in the name of The Depository Trust Company, New York, New York (“DTC”) or its nominee, which shall be considered to be the holder of all bonds of this series for all purposes of the Mortgage, including, without limitation, payment by the Company of principal of and interest on such bonds of this series and receipt of notices and exercise of rights of holders of such bonds of this series.  There shall be a single bond of this series which shall be immobilized in the custody of DTC with the owners of book-entry interests in bonds of this series (“Book-Entry Interests”) having no right to receive bonds of this series in the form of physical securities or certificates.  Ownership of Book-Entry Interests shall be shown by book-entry on the system maintained and operated by DTC, its participants (the “Participants”) and certain persons acting through the Participants.  Transfers of ownership of Book-Entry Interests are to be made only by DTC and the Participants by that book-entry system, the Company and the Trustee having no responsibility therefor so long as bonds of this series are registered in the name of DTC or its nominee.  DTC is to maintain records of positions of Participants in bonds of this series, and the Participants and persons acting through Participants are to maintain records of the purchasers and owners of Book-Entry Interests.  If DTC or its nominee determines not to continue to act as a depository for the bonds of this series in connection with a book-entry only system, another depository, if available, may act instead and the single bond of this series will be transferred into the name of such other depository or its nominee, in which case the above provisions will continue to apply to the new depository.  If the book-entry only system for bonds of this series is discontinued for any reason, upon surrender and cancellation of the single bond of this series registered in the name of the then depository or its nominee, new registered bonds of this series will be issued in authorized denominations to the holders of Book-Entry Interests in principal amounts coinciding with the amounts of Book-Entry Interests shown on the book-entry system immediately prior to the discontinuance thereof.  Neither the Trustee nor the Company shall be responsible for the accuracy of the interests shown on that system.

The bonds of 2007 Series B are subject to redemption prior to maturity, as a whole at any time or in part from time to time, in accordance with the provisions of the Mortgage, upon not less than thirty (30) days and not more than sixty (60) days prior notice (which notice may be made subject to the deposit of redemption moneys with the Trustee before the date fixed for redemption) given by mail as provided in the Mortgage, at the option of the Company, at a redemption price equal to the greater of (i) 100% of the principal amount of the bonds being redeemed or (ii) the sum of the present values of the remaining scheduled payments of principal and interest thereon (excluding the portion of any such interest accrued to the redemption date), discounted to the date of redemption on a semiannual basis (assuming a 360-day year consisting of twelve 30-day  months) at the Treasury Rate, plus 20 basis points, plus, in each case, accrued and unpaid interest on the principal amount of the bonds being redeemed to the date of redemption (the “Redemption Date”).

“Comparable Treasury Issue” means the United States Treasury security selected by an Independent Investment Banker as having an actual maturity comparable to the remaining term of the bonds being redeemed that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of such bonds.

“Comparable Treasury Price” means with respect to any Redemption Date (i) the average of the Reference Treasury Dealer Quotations for such Redemption Date, after excluding the highest and lowest Reference Treasury Dealer Quotations, or (ii) if the Company obtains fewer than four such Reference Treasury Dealer Quotations, the average of all such quotations.

“Independent Investment Banker” means an independent investment banking institution of national standing appointed by the Company.

“Reference Treasury Dealer” means any four primary U.S. Government securities dealers in The City of New York selected by the Company.

“Reference Treasury Dealer Quotations” means, with respect to each Reference Treasury Dealer and any Redemption Date, the average, as determined by the Company, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Company by such Reference Treasury Dealer at 3:30 p.m., New York time, on the third business day preceding such Redemption Date.

“Treasury Rate” means, with respect to any Redemption Date, the rate per annum equal to the semiannual equivalent yield to maturity (on a day count basis) of the Comparable Treasury Issue, assuming a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for such Redemption Date.  The Treasury Rate will be calculated on the third business day preceding the date fixed for redemption.

So long as the bonds are registered in the name of The Depository Trust Company, as depositary (“DTC”), its nominee or a successor depositary, if the Company elects to redeem less than all of the bonds, DTC’s practice is to determine by lot the amount of the interest of each direct participant, in the bonds of such series to be redeemed.  At all other times, the Trustee shall draw by lot, in such manner as it deems appropriate, the particular bonds, or portions of them, to be redeemed.

Notice of redemption shall be given by mail to the holders of bonds, which, as long as the bonds are held in the book-entry only system, will be DTC, its nominee or a successor depositary.  On and after the date fixed for redemption (unless the Company defaults in the payment of the redemption price and interest accrued thereon to such date), interest on the bonds of such series, or the portions of them so called for redemption, shall cease to accrue.

The Mortgage provides that the Company and the Trustee, with consent of the holders of not less than 66-2/3% in aggregate principal amount of the bonds at the time outstanding which would be affected by the action proposed to be taken, may by supplemental indenture add any provisions to or change or eliminate any of the provisions of the Mortgage or modify the rights of the holders of the bonds and coupons issued thereunder; provided, however, that without the consent of the holder hereof no such supplemental indenture shall affect the terms of payment of the principal of or interest or premium on this bond, or reduce the aforesaid percentage of the bonds the holders of which are required to consent to such a supplemental indenture, or permit the creation by the Company of any mortgage or pledge or lien in the nature thereof ranking prior to or equal with the lien of the Mortgage or deprive the holder hereof of the lien of the Mortgage on any of the property which is subject to the lien thereof.

As set forth in the Supplemental Indenture establishing the terms and series of the bonds of this series, each holder of a bond of 2007 Series B, solely by virtue of its acquisition thereof, including as an owner of a book-entry interest therein, has and has been deemed to have consented, without the need for any further action or consent by such holder, to the amendment and restatement of the Mortgage in the form set forth in Schedule C appended to the Supplemental Indenture dated as of April 1, 2005.

No recourse shall be had for the payment of the principal of or the interest on this bond, or any part thereof, or for any claim based thereon or otherwise in respect thereof, to any incorporator, or any past, present or future stockholder, officer or director of the Company, either directly or indirectly, by virtue of any statute or by enforcement of any assessment or otherwise, and any and all liability of the said incorporators, stockholders, officers or directors of the Company in respect to this bond is hereby expressly waived and released by every holder hereof.

SCHEDULE B

[PROPERTY SUBJECT TO THE LIEN OF THE MORTGAGE]